UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2010
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

103 East Holly Street, #410
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Purchase Agreement dated February 10, 2010

On February 10, 2010, Caleco Pharma Corp. (the "Company") entered into a share purchase agreement (the “Share Purchase Agreement”) with Natac Biotech S.L. (“Natac”), a Spanish biotechnology corporation engaged in the research and development of health related products, and the principal stockholders of Natac (the “Principal Stockholders”). Under the terms of the Share Purchase Agreement, the Company has agreed to acquire eighteen percent (18%) of the share capital of Natac from the Principal Stockholders (the “Natac Shares”). In consideration of the Natac Shares, the Company has agreed to issue an aggregate of 4,300,000 shares of its common stock to the Principal Stockholders.

The closing of the Share Purchase Agreement is expected to occur on or before March 19, 2010 and is subject to a number of customary conditions, including:

(a)	the closing of a research and licensing agreement whereby the Company will acquire an exclusive license to certain probiotic strains for the countries located in North and South America;

(b)	the closing of an exclusive licensing agreement whereby the Company will acquire an exclusive license to certain health related products for the countries located in North and South America; and

(c)	the closing of a lab facilities and services agreement whereby Natac shall provide certain services and laboratory access to the Company.

Following closing of the Share Purchase Agreement, Natac has agreed to appoint a nominee of the Company to the Board of Directors of Natac. In addition, the Company has also agreed to appoint a nominee of Natac to its Board of Directors.

There is no assurance that the Company will complete its acquisition of the Natac Shares.

Letter Agreement dated February 10, 2010

On February 10, 2010, the Company also entered into a letter agreement with Natac pursuant to which Natac granted the Company the exclusive right, for a period of 60 days, to negotiate with Natac to enter into an agreement whereby the Company will have access to Natac’s laboratory facility and procure certain laboratory services. In consideration of this exclusive period, the Company paid 20,000 Euros to Natac and issued a non-interest bearing promissory note in favor of Natac in the amount of 130,000 Euros payable on March 19, 2010.

If the Company and Natac enter into the proposed agreement, the amounts paid to Natac shall be applied to any payments due under the proposed agreement. If the Company and Natac are unable to enter into the proposed agreement, Natac shall retain all payments and any payments made under the promissory note.

Designated Sponsorship Agreement dated February 9, 2010

On February 9, 2010, the Company entered into a designated sponsorship agreement with ICF Kursmakler AG (“ICF Kursmakler”), a German investment bank that is a designated sponsor on Frankfurt Stock Exchange’s Xetra trading platform, whereby ICF Kursmakler will act as the Company’s sponsor on the Frankfurt Stock Exchange. As the Company’s sponsor, ICF Kursmakler has agreed to provide additional liquidity of the Company’s shares on the Xetra trading system in accordance with the regulations of the Frankfurt Stock Exchange. In consideration of these services, the Company agreed to pay an annual fee of 30,000 Euros to ICF Kursmakler.

The term of the Sponsorship Agreement commences on March 1, 2010. Either party may terminate the Sponsorship Agreement without cause at the end of each quarter on six weeks notice. Neither party may terminate the Sponsorship Agreement prior to March 1, 2011.

Consulting Agreement dated February 9, 2010

On February 9, 2010, the Company also entered into a consulting agreement, dated for reference February 1, 2010, with BlueWater Advisory Group, LLC (“BlueWater”) whereby BlueWater has agreed to provide the Company with investor relations services.

The investor relations services to be provided by BlueWater include, among other things: the development of the Company’s investor relation strategies; preparation of executive summaries and corporate profiles; assisting in the preparation of news releases; assisting the Company in incorporating its investor relations strategy in the corporate website, and other steps to enhance the company's visibility among investors, analysts and portfolio managers.

In consideration of these services, the Company has agreed to pay BlueWater $3,500 per month, reimburse BlueWater for all out-of-pocket expenses incurred in connection with this agreement and issue to BlueWater 300,000 restricted shares of the Company’s common stock pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

Either party may terminate the consulting agreement upon five days written notice.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure contained in “Item 1.01 – Letter Agreement dated February 10, 2010” is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On February 15, 2010, under the terms of the consulting agreement with BlueWater, the Company issued to BlueWater 300,000 shares of the Company’s common stock pursuant to Rule 506 of Regulation D of the Securities Act. BlueWater represented that it was an accredited investor defined under Regulation D of the Securities Act.

SECTION 7 – REGULATION FD

ITEM 7.01	REGULATION FD DISCLOSURE.

News Release dated February 9, 2010

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on February 9, 2010. The news release announces the entry into the Designated Sponsor Agreement and the BlueWater Consulting Agreement, as described above.

News Release dated February 10, 2010

Attached as Exhibit 99.2 to this report, and incorporated by reference herein, is a news release issued by the Company on February 10, 2010. The news release announces the entry into the Natac Agreement, as described above.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit
10.1	Consulting Agreement dated for reference February 1, 2010 between the Company and BlueWater Advisory Group, LLC.
10.2	Designated Sponsor Agreement dated February 9, 2010 between the Company and ICF Kursmackler AG.
10.3	Share Purchase Agreement dated February 10, 2010 among the Company, Natac Biotech S.L., and the principal shareholders of Natac Biotech S.L.
10.4	Letter Agreement dated February 10, 2010 between the Company and Natac Biotech S.L.
10.5	Promissory Note dated February 10, 2010 between the Company and Natac Biotech S.L.
99.1	News Release dated February 9, 2010.
99.2	News Release dated February 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: February 16, 2010
By: /s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial
Officer, President, Secretary and Treasurer